GUARANTY OF PAYMENT

This GUARANTY OF PAYMENT (this “Guaranty”) is made and given on April 1, 2022 by DAVID SOBELMAN, individually and David Sobelman, as President of Generation Income Properties, Inc., a Maryland corporation, General Partner of Generation Income Properties, L.P., a Delaware limited partnership (“Guarantor”) to VALLEY NATIONAL BANK, a national banking association (the “Lender”).

CONTINUING GUARANTY OF PAYMENT.  For good and valuable consideration, Guarantor absolutely and unconditionally guarantees and promises to pay to the Lender or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of GIPIL 525 S Perryville Rd, LLC, a Delaware limited liability company and SUNNY RIDGE MHP LLC, a Florida limited liability company (hereinafter collectively, the “Borrower”) to Lender on the terms and conditions set forth in this Guaranty.  Under this Guaranty, the liability of Guarantor is limited and continuing as set forth herein.

THE LOAN TRANSACTION. Borrower, Guarantor and Lender are parties to a Loan Agreement (the “Loan Agreement”) of even date herewith relating to a Loan from Lender to Borrower evidenced by Borrower’s Promissory Note (the “Note”) of even date herewith payable to the Lender in the principal amount of Two Million One Hundred Thousand and No/100 Dollars ($2,100,000.00). The Indebtedness is secured in part by that certain Mortgage and Security Agreement (the “Mortgage”) of even date herewith.  The Loan Agreement, the Note, the Mortgage and all loan documents executed and delivered by the Borrower and the Lender relating to the loan evidenced by the Note are referred to collectively herein as the “Loan Documents”.  Borrower’s payment obligations to Lender under the Loan Documents constitutes the “Indebtedness.”  Capitalized terms used in this Guaranty that are not expressly defined herein shall have the meanings ascribed thereto in the Loan Agreement.  To the extent of any conflict between the definitions contained herein and those in the Loan Agreement, the definitions in the Loan Agreement shall control.

AGREEMENTS

NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenants and agrees, for the benefit of Lender and its successors, endorsees, transferees, participants and assigns as follows:

1.(a)Guarantor hereby absolutely, unconditionally, and irrevocably guarantees payment of, and agrees to indemnify, defend and hold harmless Lender for, from and against any loss, damage, cost, expense, liability, claim or other obligation suffered by or incurred by Lender (including attorneys' fees and costs) arising out of, resulting from or in connection with the following:

(i)physical waste to or of the Property or the removal or disposal of any portion of the Property not in the ordinary course of business which occurs after an Event of Default;

(ii)the misapplication, misappropriation or conversion by Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, or (C) any rents following an Event of Default;

(iii)the failure of Borrower to timely pay taxes, assessments, insurance premiums or other charges in a manner inconsistent with the terms of the Loan Agreement;

(iv)the failure of Borrower to maintain the insurance required by the Loan Documents;

(v)the failure of Borrower to pay all operating expenses of the Property due to any misappropriation of funds from the Property;

(vi)any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof; or

(vii) a transfer or change in ownership or management in violation of the Loan Agreement; or

(viii)Borrower makes any distribution or loan to its members, investors, manager, managing member or related or unrelated entities in violation of the Loan Agreement;

(ix)Borrower obtains any subordinate financing or encumbers the Property with any other voluntary lien; or

(x)Borrower obtains financing in violation of the Loan Agreement.

(b)In addition, upon the occurrence of a Trigger Event (defined below), and notwithstanding the provisions set forth above, Guarantor guarantees to Lender the punctual payment when due, whether at maturity, by acceleration or otherwise, of all principal, interest, indemnification indebtedness, and all other sums due to Lender in respect of the Loan under the Note, the Loan Agreement, the Mortgage, the Environmental Indemnification Agreement and any of the other Loan Documents.  As used herein, a “Trigger Event” shall mean and refer to the occurrence of any of the following:

(i)Borrower or Guarantor is convicted of a felony (whether by verdict, pleading or similar final resolution);

(ii)fraud, material misrepresentation or willful misconduct by Borrower or Guarantor in connection with the Loan;

(iii)Borrower or Guarantor file a bankruptcy petition, or any involuntary bankruptcy petition is filed against either Borrower or Guarantor;

(iv)Borrower or Guarantor commit an act of bankruptcy within the meaning of the Federal Bankruptcy Code, or if bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings shall be instituted by or against Borrower or Guarantor for all or any part of its or his property under the Federal Bankruptcy Code or other law of the United States or of any state or other competent jurisdiction (domestic or foreign) and, if against Borrower or Guarantor, it shall consent thereto or shall fail to cause the same to be discharged within sixty (60) days;

(v)Guarantor or any affiliate, officer, director, or representative which controls Borrower consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Property;

(vi)Borrower makes an assignment for the benefit of creditors;

(vii)Borrower contests, delays or otherwise hinders any action taken by Lender in connection with the appointment of a receiver for the Property or the foreclosure of the liens, deeds to secure debt or other security interests created by any of the Loan Documents; or

(viii) Borrower’s violation of the Americans With Disabilities Act.

2.Guarantor absolutely, unconditionally, and irrevocably, guarantees the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 7 hereof) (the “Enforcement Costs Obligations”).

The Enforcement Costs Obligations, together with Guarantor’s other obligations under this Guaranty, including the obligations set forth in Section 1 hereof, are referred to collectively as the “Obligations.”

3.Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Lender and, except as specifically set forth herein or in the other Loan Documents, any and all notices and demands of every kind that may be required to be given by any statute, rule or law, (b) waive all suretyship defenses, (c) waive, and agree to refrain from asserting, any defense, right of set-off or other claim that Guarantor or Borrower may have against Lender or the holder of the Note, but Guarantor may bring a separate claim or separate action against such party, (d) waive any and all rights Guarantor may have under any anti-deficiency statute or other similar protections, (e) waive any and all rights and defenses Guarantor may have:  (i) because the Note is secured by real property, (ii) under or by virtue of any anti-deficiency, "one form of action" and other similar laws, or (iii) under or by virtue of laws that would limit or discharge Borrower's indebtedness, (f) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (g) waive any and all rights or defenses Guarantor may have by reason of any election of remedies by Lender, (h) waive, at all times while this Guaranty is in effect, any and all rights of subrogation, reimbursement, indemnification and contribution from and against Borrower, and (i) waive any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Property, the Loan, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Lender has no duty to so inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the risk of nonperformance of the Obligations.  Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrower at the time of any such grant or continuation.  Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower.  Guarantor acknowledges that no representations of any kind whatsoever have been made to Guarantor by Lender.  No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender.

4.Guarantor further agrees that his liability as guarantor shall not be impaired or affected by any renewals or extensions of the Loan which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Lender under the Loan Agreement, Mortgage or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrower or Guarantor, or by any change or modification in the Note, Loan Agreement, Mortgage or any other Loan Document, or by any error or omission of any third party (without waiving any recourse or other right or remedy Guarantor may have against any of the foregoing as a result of the error or omission, other than against Lender), or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation owing to the Lender under the Loan Documents other than the indebtedness due under the Note, even though Lender might lawfully have elected to apply such payments to any part or all of the indebtedness due under the Note, it being the intent hereof that, subject to Lender's compliance with the terms of this Guaranty and the Loan Documents, Guarantor shall remain liable for the performance of the Obligations guaranteed hereby, notwithstanding any act or thing that might otherwise operate as a legal or equitable discharge of a surety.  Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Note, Loan Agreement, Mortgage or other Loan Documents, and may waive or release any provision or provisions of the Note, Loan Agreement, Mortgage and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Lender's rights hereunder or Guarantor’s obligations hereunder.

5.This is an absolute, present and continuing guaranty of payment and performance and not of collection.  Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, Loan Agreement, Mortgage or any of the other Loan Documents through foreclosure or sale proceedings, as the case may be, under the Mortgage or otherwise, or resorting to any other guaranties.  Guarantor hereby waives any right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right.  Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Loan Agreement, Mortgage or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of the Obligations, it being the purpose and intent of Guarantor that the Obligations shall be absolute, independent and unconditional under any and all circumstances whatsoever.  None of the Obligations or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Note, Loan Agreement, Mortgage or other Loan Documents or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower.  This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Note, Loan Agreement, Mortgage or any other Loan Document is rescinded or otherwise required to be returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment.

6.Lender may assign to one or more persons or entities all or a portion of its rights and obligations under this Guaranty, the Note, the Loan Agreement and the other Loan Documents.  From and after the effective date specified in any such assignment, the assignee thereunder shall have all rights and remedies of Lender against Guarantor pursuant to the terms of this Guaranty.  In addition, if Lender or any holder of the Note shall assign the Note to any lender or other person or entity to secure a loan from such lender or other person or entity to Lender or such holder, Guarantor will accord full recognition thereto and agree that all rights and remedies of Lender or such holder hereunder against Guarantor pursuant to the terms of this Guaranty shall be enforceable against Guarantor by Lender or other entity with the same force and effect and to the same extent as would have been enforceable by Lender or such holder but for such assignment; provided, however, that unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of its assignee or transferee, to enforce this Guaranty for Lender's benefit to the extent any portion of the indebtedness pursuant to the Note or any interest therein is not assigned or transferred.  Lender may, in connection with any assignment or participation or proposed assignment or participation of all or any portion of Lender's interest in the Loan and the Loan Documents, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to Guarantor that has been furnished to Lender by or on behalf of Guarantor.

7.If: (a) Guarantor defaults in his obligations pursuant to this Guaranty and this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving Guarantor; (c) an attorney is retained to enforce this Guaranty; or (d) an attorney is retained to represent Lender in any proceedings whatsoever in connection with this Guaranty, then Guarantor shall pay to Lender, upon demand all attorney's fees, costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts specifically due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

8.Until the Loan has been repaid and without limiting any provision hereof or Lender's rights under applicable Law, Guarantor shall not transfer any material portion of his assets except for reasonably equivalent consideration or as otherwise done in the ordinary course of business.

Guarantor shall furnish an annual updated financial statement and a schedule of real estate holdings to the Lender within three-hundred sixty-five (365) days following the Guarantor’s previous submission of an annual updated financial statement to Lender.  All financial statements required hereunder shall be consistently prepared, certified by the Guarantor as being correct and complete as of the date prepared, and shall include a complete description of all contingent liabilities, including, without limitation, all indebtedness guaranteed.  Guarantor shall also annually furnish to Lender a copy of Guarantor’s federal income tax return as filed with the Internal Revenue Service within ten (10) days of filing, unless an extension is filed for the tax return, then Guarantor shall furnish to Lender a copy of Guarantor’s income tax return within ten (10) days after any permitted extension date. Failure to provide any of the information required in this paragraph shall be a default hereunder (provided any applicable cure period has expired) and under the Note.  In addition, Guarantor shall provide Lender with such information regarding the operations, business affairs and financial condition of Guarantor as Lender may reasonably request.  If any material adverse change shall occur in the financial condition of Guarantor at any time during the term of the Loan from the financial condition revealed in statements presented to and accepted by Lender, or if Guarantor shall (i) file a voluntary petition in bankruptcy or seek similar relief, (ii) make a general assignment for the benefit of creditors, (iii) be alleged to be insolvent or unable to pay his debts in any legal proceeding, (iv) be convicted of a felony (whether by verdict, pleading or similar final resolution), (v) fail duly to observe on time any covenant, condition or agreement of this Guaranty or any other Loan Document, or if Guarantor shall die or be adjudged incompetent, Lender shall have the right to declare this Guaranty and the Note which it secures to be in default.  Notwithstanding the foregoing if Guarantor dies or is adjudged incompetent and within thirty (30) days of such event a new guarantor is provided or additional collateral is provided which new guarantor or collateral is acceptable to Lender in Lender’s sole and absolute discretion, then this shall not be a default under this Guaranty or the Note which it secures.

9.The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions.  However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.

10.TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY LENDER.

11.THIS GUARANTY SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND GUARANTOR AGREES THAT THE PROPER VENUE FOR ANY MATTERS IN CONNECTION HEREWITH SHALL BE IN THE STATE OR FEDERAL COURTS LOCATED IN TAMPA, FLORIDA, AS LENDER MAY ELECT AND GUARANTOR HEREBY SUBMITS HIMSELF TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ADJUDICATING ANY MATTERS RELATED HERETO, PROVIDED, HOWEVER, THAT TO THE EXTENT THE MANDATORY PROVISIONS OF THE LAWS OF ANOTHER JURISDICTION RELATING TO (i) THE PERFECTION OR THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTERESTS IN ANY OF THE PROPERTY, (ii) THE LIEN, ENCUMBRANCE OR OTHER INTEREST IN THE PROPERTY GRANTED OR CONVEYED BY THE MORTGAGE, OR (iii) THE AVAILABILITY OF AND PROCEDURES RELATING TO ANY REMEDY HEREUNDER OR RELATED TO THE MORTGAGE ARE REQUIRED TO BE GOVERNED BY SUCH OTHER JURISDICTION'S LAWS, SUCH OTHER LAWS SHALL BE DEEMED TO GOVERN AND CONTROL.

12.GUARANTOR (BY HIS ACCEPTANCE HEREOF) FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS MAY BE MADE, TO THE EXTENT PERMITTED BY LAW, BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE APPLICABLE PARTY AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF SUCH PARTY SHALL REFUSE TO ACCEPT DELIVERY (AS OPPOSED TO BEING UNABLE TO RECEIVE DELIVERY), SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

13.Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the performance of the Obligations.  Guarantor agrees that, until the entire indebtedness due to Lender has been paid in full, Guarantor will not seek, accept, or retain for his own account, any payment from Borrower on account of such subordinated debt, except as expressly permitted by the Loan Agreement.  Any payments to Guarantor on account of such subordinated debt in violation of the foregoing sentence shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the indebtedness under the Loan Documents without impairing or releasing the obligations of Guarantor hereunder.

14.Any amounts received by Lender from any source on account of the Loan may be utilized by Lender for the payment of the indebtedness under the Loan Documents in such order as Lender may from time to time elect, except as otherwise expressly provided in the Loan Documents.  Additionally, if the indebtedness guaranteed hereunder is less than the full indebtedness of Borrower under the Loan Documents, all rents, proceeds and avails of the Property, and all proceeds of realization of Lender's collateral, shall be deemed applied to the indebtedness of Borrower to Lender that is not guaranteed by Guarantor until such unguaranteed indebtedness of Borrower to Lender has been fully repaid before being applied to the indebtedness guaranteed by Guarantor.  Any payments made by Guarantor pursuant to the

Environmental Indemnification Agreement shall not be subject to, applied against or reduce the liability of Guarantor hereunder.

15.EACH OF GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

16.To induce Lender to make the Loan, Guarantor makes the following representations and warranties to Lender as set forth in this Section.  Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lender would not have agreed to make the Loan.

(a)Any and all balance sheets, net worth statements, and other financial data with respect to Guarantor which have heretofore been given to Lender by or on behalf of Guarantor fairly and accurately present the financial condition of Guarantor as of the respective dates thereof.

(b)The execution, delivery, and performance by Guarantor of this Guaranty has been duly authorized and this Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(c)To the best of Guarantor’s knowledge, the execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) any law, order, rule, regulation, writ, injunction or decree now in effect of any government authority, or court having jurisdiction over Guarantor, (ii) any contractual restriction binding on or affecting Guarantor or Guarantor's property or assets which may adversely affect Guarantor's ability to fulfill his obligations under this Guaranty, or (iii) the instruments creating any trust holding title to any assets included in Guarantor's financial statements.

(d)Except as disclosed in writing to Lender, there is no written action, proceeding, or investigation pending or, to Guarantor's knowledge, threatened or affecting Guarantor, which could reasonably be expected to materially and adversely affect Guarantor's ability to fulfill his obligations under this Guaranty.  There are no judgments or orders for the payment of money rendered against Guarantor for an amount in excess of $25,000.00 which have been undischarged for a period of ten (10) or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise.  Guarantor is not in default under any agreements which could reasonably be expected to materially and adversely affect Guarantor's ability to fulfill his obligations under this Guaranty.

(e)Guarantor shall deliver or cause to be delivered all financial statements, reports and certificates relating to Guarantor required pursuant to the terms of the Loan Agreement to be delivered to Lender at the times and in the form required by the terms of the Loan Agreement.

(f)Guarantor shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder  or under any other Loan Document (or the exercise by Lender of any of its rights under this Guaranty, the Note, or the other Loan Documents) to be a non-exempt prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code.

(g)As of the date hereof, and after giving effect to this Guaranty and the contingent obligations evidenced hereby, Guarantor is and expects to be solvent at all times, and has and expects to have assets at all times which, fairly valued, exceed his obligations, liabilities and debts, and has and expects to have property and assets at all times sufficient to satisfy and repay his obligations and liabilities.

(h)All statements set forth in the Recitals are true and correct in all material respects.

All of the foregoing representations and warranties shall be deemed made as of the date hereof and remade on the date of each disbursement of Loan proceeds, and upon any extension of the Loan pursuant to the Loan Agreement.  Guarantor hereby agrees to indemnify, defend and hold Lender free and harmless from and against all loss, cost, liability, damage, and expense, including attorney's fees and costs, which Lender may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made.

17.Notwithstanding anything to the contrary set forth herein, the obligations of Guarantor under this Guaranty shall specifically exclude the Excluded Swap Obligations.  For purposes hereof, the following terms shall mean:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of Guarantor of, or the grant by Guarantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“Swap Obligation” means, with respect to Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.

18.This Guaranty shall be binding upon the respective heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall not be discharged in whole or in part by the death of Guarantor.  If more than one party executes this Guaranty, the liability of all such parties shall be joint and several.

19.Lender shall be entitled to honor any request for Loan proceeds made by Borrower and shall have no obligation to see to the proper disposition of such advances.  Guarantor agrees that his obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such Loan proceeds.

20.This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

21.Any and all amounts required to be paid by Guarantor hereunder shall be paid to Lender in United States currency at such place as Lender may, from time to time, in writing appoint.

22.Except as otherwise provided herein, Lender does not intend the benefits of this Guaranty to inure to any third party, other than Lender's successors and/or assigns and no third party (including Borrower), other than Lender's successors and/or assigns shall have any status, right or entitlement under this Guaranty.

23.This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

24.Consent Not Unreasonably Withheld. For greater clarity and except as otherwise specifically provided, whenever consent or approval of Lender is required under the terms of this Agreement, the Loan Agreement or any other Loan Document, such consent or approval shall not be unreasonably withheld or delayed.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS.  IN ADDITION, GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”.  NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

GUARANTOR:
/s/ David Sobelman DAVID SOBELMAN

GUARANTOR:

GENERATION INCOME PROPERTIES, L.P., a Delaware limited partnership

By:Generation Income Properties, Inc., a Maryland corporation, its General Partner

By: /s/ David Sobelman

Name: David Sobelman

Title: President

Signature Page to Guaranty of Payment